                                SECURITY CAPITAL

                                  [PHOTO HERE]

                             U.S. REAL ESTATE SHARES
                             2002 SEMIANNUAL REPORT





















                                   [LOGO HERE]

                                SECURITY CAPITAL
                                U.S. REAL ESTATE SHARES
________________________________________________________________________________


     Security Capital U.S. Real Estate Shares is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds that invest primarily in real estate securities in the United States by integrating in-depth proprietary research with sophisticated capital markets research and modeling techniques.

     TO OUR SHAREHOLDERS
________________________________________________________________________________

     Real estate stocks turned in another strong performance in the first half of 2002. In a highly challenging and uncertain investment climate with intense focus on income quality and transparency, investors continued to be drawn by the durable cash flow, healthy dividends and attractive valuations offered by many real estate stocks. The benchmark Wilshire Real Estate Securities Index ("WARESI") generated a total return of +13.1%, year-to-date through June 30, 2002. Returns for the Morgan Stanley REIT and NAREIT Equity Indices were slightly higher at +13.5% and +13.7%, respectively, for the same period. By comparison, the S&P 500 and Russell 2000 indices generated returns for the first half of -13.2% and -4.7%, respectively. On a trailing 12-month basis, the WARESI has generated a total return of +13.8%, significantly outperforming both the S&P 500 (-18.0%) and the Russell 2000 (-8.6%).

     Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares") generated a total return for the first half of 2002 of +9.2%. As of June 30, 2002, the Fund's 5-year average annual return is 10.7%, ranking the Fund No. 3 out of all real estate funds ranked by Morningstar/1/. SC-US Real Estate Shares has received an Overall Morningstar Rating(TM)of 4 stars/2/.


     2002 Mid-Year Overview

     The strongest performing stocks during the first half of 2002 by property type were the regional mall companies with year-to-date returns for these companies of +24.9%. This reflects resilient consumer spending and stable mall occupancy levels, which have led to solid performance from regional mall properties during this recession, with an assist from the highly favorable financing environment. It also reflects an expectation among investors that significant scale economies and low financing costs will lead to continued consolidation of the mall industry among a few large public companies.

     We have seen ample evidence of this in 2002. During the first quarter, three of the largest mall owner/operators--Simon Property Group (SPG), Rouse (RSE) and Westfield (ASX:WFA)--announced a $5.3 billion acquisition of Rodamco North America (Euronext: RNAA), a large, Dutch owner of U.S. regional malls including the previous Urban Shopping Centers portfolio. Also in the first quarter, mall owner General Growth Properties (GGP) announced the merger/acquisition of a public competitor, JP Realty (JPR), in a transaction valued at $1.1 billion. During the second quarter, mall owner/operator Macerich Company (MAC)

________________________________________________________________________________

     announced an agreement to acquire a private owner, operator and developer of regional malls, Westcor Realty Limited Partnership, in a transaction valued at $1.5 billion. That's $7.9 billion of mall-related transactions in six months at a time when abundant private investment capital in most other property types is crowding out investment programs by the public companies.

     Finally, another factor potentially impacting regional mall company performance was Simon Property Group's (SPG) addition to the S&P 500 during the second quarter. Simon is the third REIT to be admitted to the S&P 500--Equity Office Properties (EOP) and Equity Residential (EQR) are the other two REITs--all within the last 12 months.

     Another outperforming group of companies during the first half were the industrial companies with a total return of +20.0%. Industrial companies are benefiting from the expectation that utilization and demand for industrial assets will respond early to an economic rebound intermittently signaled in emerging economic and employment data. The industrial group also benefited from pricing gains in large cap Prologis (PLD) associated with the second quarter spinout of shares held by Security Capital (SCZ) as partial consideration for the acquisition of Security Capital by GE Capital. Uncertainty surrounding this broad distribution of shares had been an overhang on the stock.

     The outperforming mall and industrial groups have an additional important characteristic in common--these sectors present institutional investors with significant hurdles to achieving coherent critical mass through private investment strategies. As a result, incremental investor demand is more likely to be channeled through established public market platforms than is the case for many other property types.

     Lodging companies performed well overall during the first half with a total return of +15.5%, but showed great volatility with a first quarter return of +24.3% and a second quarter return of -7.1%. After a strong rebound in pricing since the weeks following 9/11, lodging stocks retraced much of their gains in the second quarter and in the early weeks of the third quarter. This was in response to a clear plateauing of post-9/11 travel patterns, which have yet to benefit from a return of the business traveler, as well as heightened investor anxieties regarding the strength and timing of an economic recovery.

________________________________________________________________________________

     The relative underperforming stocks by property type during the first half were the multifamily companies, although the group turned in an attractive total return of +5.5%. Apartment occupancy levels in most markets continue to feel the squeeze as a buoyant single-family housing market and continued new apartment construction are magnifying the impact of a weak job market on apartment demand.

     Equity issuance for public real estate companies, both common and preferred, totaled $5.8 billion during the first half of 2002. This compares with $7.7 billion of equity issuance for all of 2001 and $4.2 billion for 2000. The first half totals included a successful $450 million IPO by shopping center owner Heritage Property (HPT) and a $450 million issuance of common shares by Simon Property Group (SPG) in conjunction with that company's addition to the S&P 500. While the more accommodating environment for pricing equity has led to an increase in issuance, the response by companies has actually been quite muted. Among other things, this reflects discipline on the part of public companies facing a relative absence of productive capital deployment opportunities as private institutional capital competes aggressively for real estate assets.

     Fund Performance

     SC-US Real Estate Shares generated a total return for the first half of 2002 of +9.2%. While results for the first half of 2002 for the Fund were positive, we nonetheless underperformed the WARESI benchmark by 387 basis points. This reflected the impact of several multifamily and lodging investments that underperformed during the second quarter. From a broader perspective, though, it reflected our intensive focus on real estate operating fundamentals and the implications for real cash flow and total return. On conservative assumptions, our detailed 5-year cash flow models are finding real value in selective companies and property types, many of which share the characteristic of benefiting early and significantly from an improving economy. As always, the timing of how this value is realized is uncertain, but in our view the return opportunities are compelling and the companies are financially secure. By contrast, we are wary of the risks of "chasing" quarter-to-quarter performance in a market that appears to be more narrowly focused on short-term earnings targets.

________________________________________________________________________________

     On a trailing 3-year, 5-year and since inception basis, SC-US Real Estate Shares has generated an average annual return net of fees of +13.1%, +10.7% and +11.5% respectively. These results represent an average annual outperformance of the WARESI benchmark of 271 and 227 basis points on a 5-year and since-inception basis respectively, with an underperformance of the WARESI of 91 basis points on a 3-year basis.

     SC-US Real Estate Shares 5-year performance ranks the Fund No. 3 out of all real estate mutual funds ranked by Morningstar/1/, with an Overall Morningstar Rating(TM) of 4 stars/2/.

     Investment Outlook

     The strong performance of real estate stocks through June 30th--outperforming the Russell 2000 in seven of the last nine quarters--is surpassing the expectations of many investors. Even more so to the extent that underlying real estate operating markets have softened materially over the last 18 months in step with the broader economy. While REIT stock prices have retreated in the early weeks of July along with the broader economy, investors continue to be keenly focused on the question of valuation.

     To be sure, there are some trends and issues worthy of focus. While many real estate stocks still trade at discounts to net asset value ("NAV"), many are trading at valuations that are 0%-15% in excess of NAV, the theoretical private market breakup value of the underlying real estate portfolios. We have also seen an increase in equity issuance, including an IPO, and insider selling has been on the rise and recently outweighs insider buying by a wide margin. Finally, the Wall Street consensus outlook for 2003 earnings growth for the group is still too high in our view and will need to be revised downward in the coming months.

     History has taught us to heed these important indicators of valuation and performance. While increasing liquidity to the group has indeed led to pockets of mispricing--particularly among the smaller cap companies and the high yield companies--we view the pricing environment as generally balanced and continue to see attractive investment opportunities among real estate common stocks as well as the preferred issues. This perspective on valuation extends beyond a narrow focus on NAV and short-term earnings, and weighs the following additional perspectives:

________________________________________________________________________________

..    Investor expectations are realistic. The last period of excess valuations in real estate stocks--late 1997--was characterized not only by significant premiums to NAV averaging 30%, but by unrealistic underlying investor expectations for performance. With companies at that time aggressively adding to their portfolios in a recovering real estate market--growing earnings at 20%-30% annually in the process--investors had come to view real estate companies as growth stocks. In this context, billions of dollars of IPO stock found the wrong long-term home and needed to be recycled when expectations changed. Today, it appears that investors expect to receive their dividend with preservation or modest growth in capital over time. We believe public real estate companies will meet or exceed these expectations, mitigating a source of downside in the market.

..    Private market investment flows are robust with upward pressure on asset values. Private-direct investment capital for real estate is abundant and demand for assets across most property types is very high. This is placing upward pressure on asset values, particularly as institutional investors revisit their required total return hurdles in the context of lower long-term interest rates and revised expectations for investment alternatives. In this context, and with the lag inherent in a transactions-based measure like NAV, it is likely that NAVs ascribed to many real estate stocks have a bias towards understatement.

..    The market's emphasis on current income is more than a cyclical phenomenon.
     Low interest rates and volatile equity markets have lead to a renewed emphasis on current income--dividends--by retail investors. This cyclical trend has favored real estate securities, which are an oasis of income in the broader equity market. In our view, however, the income focus of the market will outlive the current period of economic turmoil and will continue to establish itself over time. This reflects shifting investor demographics associated with the significant aging of the "baby boomers." Income and preservation of capital grow in importance as investors age.
     Real estate is an outstanding foundation for income-oriented portfolios and we anticipate an ongoing trend towards increasing the role of real estate in both institutional and personal investment portfolios moving forward.

     . Alternative indicators of relative valuation do not support an overvaluation thesis. While NAV can highlight the valuation of real estate stocks in a pure real estate context, the stocks compete for capital across a much broader spectrum of the capital markets, particularly now with representation in the S&P 500. The spread of REIT cash flow yields versus the underlying 10-year Treasury was 330 basis points at the end of the second quarter. This is wide by historical standards--the 9-year average is 268 basis points--and compares to a September 1997 spread of only 44 basis points. Similarly, forward earnings multiples (FFO) averaged 9.7 for the group at the end of the second quarter. This is attractive by broad market standards and compares with the 9-year average of 10.9 and the late-1996 peak of 13.7. We view these yield- and multiple-based pricing metrics as attractive, particularly in the context of signs of a recovering economy.

     . The real estate business model is relatively simple and transparent. In an equity market grown wary of complex corporate business models and accounting, the relative simplicity of owning buildings and collecting rent should be even more appealing to investors. While public real estate business models have indeed evolved to include additional strategies for adding value--merchant building, institutional joint ventures--we believe there is little if any potential that investors could be misled on the scale of an Enron or a WorldCom. In part, this reflects the active, transparent, and liquid $4 trillion private real estate market in which public REITs operate and relative to which they are often priced.

          As the second quarter performance reporting seasons begins, many public real estate companies are taking the lead in expensing options and providing information regarding the historical earnings impact of options issuance. The impact on reported earnings for most companies will be nominal in our view. Importantly, in our detailed cash flow models, we have always tracked the impact of existing options as well as projected future options issuance and vesting.

From the standpoint of investment strategy, selectivity is paramount--among companies as well as across tranches of the equity capital structure within companies--and we believe investors should be wary of pursuing simple index-oriented approaches. A broadly rising tide of liquidity to the group has lifted all stocks and, in some cases, may obscure the impact of shifting or deteriorating real estate operating fundamentals. We remain intensely focused on

________________________________________________________________________________

     the fundamentals driving cash flow levels and growth, and believe our highly targeted portfolio of real estate securities can achieve attractive total returns under a broad range of economic scenarios.

     We thank you for your continued interest in SC-US Real Estate Shares.

     Sincerely,


/s/  Anthony R. Manno Jr.              /s/  Kenneth D. Statz

     Anthony R. Manno Jr.                   Kenneth D. Statz

     President                              Managing Director





     /1/Source: Morningstar(R) Absolute Ranking. Overall ranking among 62 real estate mutual funds for the five-year period ending June 30, 2002.

     /2/The Morningstar Rating(TM) is based on a Morningstar Risk-Adjusted
        Return measure that accounts for variation in a fund's monthly performance. The Overall Morningstar Rating(TM) is the weighted average of the three-, five-, and ten-year (if applicable) Morningstar Rating metrics. For the three and five-year periods ending June 30, 2002, the Fund received ratings of 3 stars out of 113 Specialty-Real Estate funds and 5 stars out of 62 Specialty-Real Estate funds, respectively. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Past performance is no guarantee of future results.

     (C)2001 by Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

FUND PERFORMANCE
--------------------------------------------------------------------------------


SC-US Real Estate Shares' investment performance compared to frequently used performance benchmarks is shown below.

COMPARATIVE RETURNS

Average Annual Total Returns
Period Ended June 30, 2002

                                                                                               Since Inception
                                        Year-to-Date   One-Year   Three-Year     Five-Year    (12/20/96-6/30/02)
SC-US Real Estate Shares                   9.21%        11.44%      13.06%        10.69%          11.51%

Wilshire Real Estate
Securities Index/1/                       13.08%        13.79%      13.97%         7.98%           9.24%

NAREIT Equity Index/2/                    13.68%        16.22%      14.21%         7.94%           9.02%

Past performance is not indicative of future results. The performance for SC-US Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The performance of the above-referenced indices includes reinvested dividends and does not include any fees or expenses. The underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices. (1) The Wilshire Real Estate Securities Index is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate; and (2) NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate.

GROWTH OF A $10,000 INVESTMENT
Period from December 20, 1996 to June 30, 2002

[GRAPHIC]

                                         Wilshire Real
                   SC-US Real          Estate Securities        NAREIT Equity
                  Estate Shares             Index/1/               Index/2/
Dec 96               $10,000                $10,000                $10,000
Dec 96               $10,377                $10,425                $10,410
Jan 97               $10,459                $10,574                $10,526
Feb 97               $10,538                $10,580                $10,505
Mar 97               $10,509                $10,616                $10,483
Apr 97               $10,079                $10,273                $10,196
May 97               $10,329                $10,580                $10,494
Jun 97               $10,997                $11,104                $11,003
Jul 97               $11,458                $11,470                $11,343
Aug 97               $11,469                $11,385                $11,316
Sep 97               $12,823                $12,507                $12,304
Oct 97               $12,400                $11,976                $11,972
Nov 97               $12,638                $12,217                $12,231
Dec 97               $12,992                $12,489                $12,519
Jan 98               $12,890                $12,313                $12,453
Feb 98               $12,600                $12,155                $12,241
Mar 98               $13,046                $12,395                $12,461
Apr 98               $12,541                $12,004                $12,054
May 98               $12,395                $11,889                $11,970
Jun 98               $12,294                $11,826                $11,889
Jul 98               $11,466                $11,003                $11,117
Aug 98               $10,355                 $9,860                $10,068
Sep 98               $11,047                $10,412                $10,638
Oct 98               $11,012                $10,269                $10,441
Nov 98               $11,356                $10,462                $10,595
Dec 98               $11,441                $10,313                $10,328
Jan 99               $11,371                $10,089                $10,112
Feb 99               $11,394                $10,009                 $9,875
Mar 99               $11,115                 $9,955                 $9,830
Apr 99               $12,567                $11,016                $10,763
May 99               $12,779                $11,203                $11,000
Jun 99               $12,641                $11,012                $10,822
Jul 99               $12,056                $10,590                $10,477
Aug 99               $12,056                $10,431                $10,344
Sep 99               $11,654                 $9,961                 $9,951
Oct 99               $11,243                 $9,776                 $9,706
Nov 99               $10,940                 $9,622                 $9,548
Dec 99               $11,507                 $9,984                 $9,851
Jan 00               $11,606                $10,025                 $9,883
Feb 00               $11,457                 $9,834                 $9,765
Mar 00               $12,042                $10,264                $10,087
Apr 00               $12,900                $10,996                $10,765
May 00               $13,075                $11,128                $10,870
Jun 00               $13,536                $11,503                $11,149
Jul 00               $14,668                $12,536                $12,124
Aug 00               $14,063                $12,085                $11,632
Sep 00               $14,861                $12,477                $12,001
Oct 00               $14,312                $11,936                $11,482
Nov 00               $14,606                $12,205                $11,629
Dec 00               $15,630                $13,053                $12,447
Jan 01               $15,411                $13,183                $12,577
Feb 01               $15,050                $12,909                $12,376
Mar 01               $15,016                $12,919                $12,496
Apr 01               $15,275                $13,227                $12,794
May 01               $15,549                $13,597                $13,104
Jun 01               $16,395                $14,327                $13,872
Jul 01               $16,172                $14,041                $13,596
Aug 01               $16,710                $14,531                $14,093
Sep 01               $16,164                $13,669                $13,509
Oct 01               $15,632                $13,158                $13,122
Nov 01               $16,257                $14,011                $13,844
Dec 01               $16,732                $14,417                $14,182
Jan 02               $16,757                $14,479                $14,210
Feb 02               $17,045                $14,810                $14,484
Mar 02               $17,980                $15,721                $15,353
Apr 02               $18,050                $15,816                $15,484
May 02               $17,994                $15,975                $15,693
Jun 02               $18,271                $16,303                $16,121

Past performance is not indicative of future results. The performance for SC-US Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

FUND FACTS
--------------------------------------------------------------------------------

TOP 10 HOLDINGS

% of Total Net Assets

Mack-Cali Realty Corporation     7.1%
AvalonBay Communities, Inc.      7.0%
Starwood Hotels & Resorts
 Worldwide, Inc.                 6.7%
Simon Property Group, Inc.       5.8%
Boston Properties, Inc.          5.4%
Archstone-Smith Trust            4.8%
Apartment Investment and
 Management Company              4.7%
Essex Property Trust, Inc.       4.5%
AMB Property Corporation         3.9%
Equity Office Properties Trust   3.7%
                                -----
Total                           53.6%


OVERALL MORNINGSTAR(R) RATING(TM)

[GRAPHIC]

The Morningstar Rating(TM) is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance. The Overall Morningstar Rating(TM) is the weighted average of the three-, five-, and ten-year (if applicable) Morningstar Rating metrics. For the three and five-year periods ending June 30, 2002, the Fund received ratings of 3 stars out of 113 Specialty-Real Estate funds and 5 stars out of 62 Specialty-Real Estate funds, respectively. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Past performance is no guarantee of future results.


SECTOR WEIGHTINGS/1/

[GRAPHIC]

Office                    24.0%
Regional Malls            17.4%
Hotels                    14.4%
Shopping Centers           7.6%
Diversified                4.2%
Industrial                 3.9%
Storage                    2.2%
Cash and other assets/2/   1.8%
Multifamily               24.5%

/1/Sector classifications are as defined by Wilshire Associates.

/2/Other includes short-term investments and liabilities in excess of other assets.


FUND AT A GLANCE

Minimum initial investment     $1,000/3/
Minimum subsequent investment       $100
Sales charge (load)                 None
Redemption fee                      None
Symbol                             SUSIX
Contact                   1-888-SECURITY
Web Site         www.securitycapital.com

/3/$500 for IRAs, Coverdell Education Savings and UGMA/UTMA accounts.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                              Market Value
--------------------------------------------------------------------------------
           COMMON STOCKS - 94.7%

           OFFICE - 24.0%
456,800    Mack-Cali Realty Corporation                             $ 16,056,520
306,000    Boston Properties, Inc.                                    12,224,700
283,302    Equity Office Properties Trust                              8,527,390
253,500    Arden Realty, Inc.                                          7,212,075
180,900    SL Green Realty Corporation                                 6,449,085
287,860    Corporate Office Properties Trust                           4,199,878
                                                                    ------------
                                                                      54,669,648

           MULTIFAMILY - 21.0%
338,873    Avalon Bay Communities, Inc.                               15,825,369
413,200    Archstone-Smith Trust                                      11,032,440
219,250    Apartment Investment & Management Company                  10,787,100
186,350    Essex Property Trust, Inc.                                 10,193,345
                                                                    ------------
                                                                      47,838,254

           REGIONAL MALLS - 17.4%
361,200    Simon Property Group, Inc.                                 13,306,608
136,600    General Growth Properties, Inc.                             6,966,600
214,800    The Macerich Company                                        6,658,800
434,250    Taubman Centers, Inc.                                       6,622,312
187,400    Rouse Company                                               6,184,200
                                                                    ------------
                                                                      39,738,520

           HOTELS - 14.4%
467,200    Starwood Hotels & Resorts Worldwide, Inc.                  15,366,208
281,500    Fairmont Hotels & Resorts, Inc.                             7,257,070
368,300    FelCor Lodging Trust, Inc.                                  6,758,305
297,600    Host Marriott Corporation                                   3,362,880
                                                                    ------------
                                                                      32,744,463

           SHOPPING CENTERS - 7.6%
304,100    Federal Realty Investment Trust                             8,426,611
131,200    Pan Pacific Retail Properties, Inc.                         4,484,416
130,900    Kimco Realty Corporation                                    4,383,841
                                                                    ------------
                                                                      17,294,868

           DIVERSIFIED - 4.2%
100,000    Vornado Realty Trust                                        4,620,000
197,900    Reckson Associates Realty Corporation                       4,927,710
                                                                    ------------
                                                                       9,547,710

                     See notes to the financial statements.

--------------------------------------------------------------------------------


Shares/Principal
     Amount                                                        Market Value
--------------------------------------------------------------------------------

                        INDUSTRIAL - 3.9%
    289,400             AMB Property Corporation                    $  8,971,400


                        STORAGE - 2.2%
    134,300             Public Storage, Inc.                           4,982,530

                        Total common stocks
                                                                    ------------
                        (cost $   193,131,688)                       215,787,393

                        PREFERRED STOCKS - 3.5%
                        MULTIFAMILY - 3.5%
    300,000             Apartment Investment & Management
                        Company, Series R                              7,920,000

                        Total preferred stocks
                                                                    ------------
                        (cost $7,602,000)                              7,920,000


                        SHORT-TERM INVESTMENTS - 2.4%
 $5,586,237             Agreement with State Street Bank
                        and Trust Company, 0.750%, dated
                        06/28/2002, to be repurchased at
                        $5,586,586, on 07/01/2002,
                        collateralized by $4,965,000  U.S.
                        Treasury Note, 7.000% maturing on
                        7/15/2006 (market value of
                        collateral  $5,698,857)                       5,586,237

                        Total short-term investments
                                                                    ------------
                        (cost  $5,586,237)                             5,586,237

                        Total investments - 100.6%
                                                                    ------------
                        (cost  $206,319,925)                         229,293,630

                        Liabilities in excess of
                        other assets - (0.6%)                        (1,470,440)
                                                                    ------------

                        Net assets - 100.0%                         $227,823,190
                                                                    ------------


                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-JUNE 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at market value (cost $206,319,925)                 $229,293,630
  Receivable for investment securities sold                           1,628,146
  Receivable for fund shares sold                                     2,609,571
  Dividends and interest receivable                                   1,219,591
  Other assets                                                           12,423
                                                                   ------------
  Total assets                                                      234,763,361
                                                                   ------------
LIABILITIES:
  Payable for investment securities purchased                         3,775,261
  Payable for fund shares redeemed                                    2,933,649
  Payable to investment adviser                                         113,072
  Payable to distributor                                                 45,593
  Accrued expenses and other liabilities                                 72,596
                                                                   ------------
  Total liabilities                                                   6,940,171
                                                                   ------------
    Net assets                                                     $227,823,190
                                                                   ============
NET ASSETS CONSIST OF:
  Capital stock                                                    $201,215,795
  Accumulated undistributed net realized gain on investments          3,633,690
  Net unrealized appreciation on investments                         22,973,705
                                                                   ------------
    Net assets                                                     $227,823,190
                                                                   ============
  Shares outstanding (50,000,000 shares of $0.01 par value
   authorized)                                                       17,504,686
  Net asset value and redemption price per share                   $      13.01
                                                                   ============

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF OPERATIONS-SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income                                         $  5,479,642
  Interest income                                               36,023
                                                          ------------
  Total investment income                                    5,515,665
                                                          ------------

EXPENSES:
  Investment advisory fee                                      581,011
  Distribution expense                                         242,088
  Transfer agent, custody, accounting costs and
   shareholder service                                         167,705
  Administration fee                                            19,367
  Sub-administration fee                                        44,631
  Professional fees                                             22,688
  Shareholders reports and notices                              18,300
  Directors' fees and expenses                                  11,405
  Federal and state registration                                10,486
  Amortization of organization expenses                          1,418
  Other                                                          6,867
                                                          ------------
  Net expenses                                               1,125,966
                                                          ------------
    Net investment income                                 $  4,389,699
                                                          ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                        $  4,358,411
  Change in unrealized appreciation on investments           8,198,525
                                                          ------------
  Net realized and unrealized gain on investments           12,556,936
                                                          ------------
    Net increase in net assets resulting from operations  $ 16,946,635
                                                          -------------

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                     Six months ended
                                      June 30, 2002       Year ended
                                       (Unaudited)       Dec. 31, 2001
----------------------------------------------------------------------

OPERATIONS:
  Net investment income                $  4,389,699      $  4,834,344
  Net realized gain on investments        4,358,411         5,788,240
  Change in unrealized appreciation
   (depreciation) on investments          8,198,525        (1,457,864)
                                       ------------------------------
  Net increase in net assets
   resulting from operations             16,946,635         9,164,720

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold             100,676,622        86,637,209
  Shares issued to holders in
   reinvestment of dividends              3,618,396         7,330,354
  Cost of shares redeemed               (49,664,195)      (50,990,768)
                                       ------------------------------
  Net increase in net assets
   from capital share transactions       54,630,823        42,976,795

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income             (4,389,619)       (4,842,060)
  From net realized gains                        --        (4,528,299)
                                       ------------------------------
  Total distributions                    (4,389,619)       (9,370,359)
   Total increase in net assets          67,187,839        42,771,156

NET ASSETS:
  Beginning of period                   160,635,351       117,864,195
                                       ------------------------------
  End of period                        $227,823,190      $160,635,351
                                       ------------------------------

14                    See notes to the financial statements.

`

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months ended
                                                 June 30, 2002                     Year ended December 31,
                                                  (Unaudited)         2001        2000       1999       1998        1997
                                               -----------------------------------------------------------------------------
For a share outstanding for each period: /1/
Net Asset Value, beginning of period                   $12.16         $12.14       $9.37      $9.82     $11.95      $10.38

Income from investment operations:
   Net investment income                                 0.27           0.57        0.44       0.45       0.42       0.46/2/
   Net realized and unrealized
   gain (loss) on investments                            0.85           0.26        2.86      (0.39)     (1.80)       2.11
                                               -----------------------------------------------------------------------------
   Total from investment operations                      1.12           0.83        3.30       0.06      (1.38)       2.57
                                               -----------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                 (0.27)         (0.57)      (0.44)     (0.45)     (0.43)      (0.46)
   Dividends from net realized gains                       --          (0.24)         --         --      (0.29)      (0.54)
   Return of capital                                       --             --       (0.09)     (0.06)     (0.03)         --
                                               -----------------------------------------------------------------------------
   Total distributions                                  (0.27)         (0.81)      (0.53)     (0.51)     (0.75)      (1.00)
                                               -----------------------------------------------------------------------------
Net Asset Value, end of period                         $13.01         $12.16      $12.14      $9.37      $9.82      $11.95
                                               -----------------------------------------------------------------------------

Total return /3/                                        9.21%          7.04%      35.83%      0.58%   (11.94)%      25.20%


Supplemental data and ratios:
   Net assets, end of period ($000)                  $227,823       $160,635    $117,864    $50,949    $94,811    $117,232
   Ratio of expenses to average
   net assets /4 5/                                     1.16%          1.24%       1.35%      1.20%      1.00%       0.94%
   Ratio of net investment income to
   average net assets /4 5/                             4.53%          4.96%       5.02%      4.18%      4.75%       4.08%
   Portfolio turnover rate                             48.69%         91.20%      91.14%     49.66%    109.49%     104.17%


/1/Effective February 1, 2000, the Fund's Class R shares were converted to Class
   I shares, with the resulting class known as Security Capital U.S. Real Estate Shares. The information in this table reflects financial results for the former Class I shares, with the exception of net assets, which are for both Classes.
/2/Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
/3/Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.
/4/Annualized.
/5/Without voluntary expense reimbursements of $12,239, $256,747, $301,721 and $30,276 for the years ended December 31, 2000, 1999, 1998 and 1997, respectively, the ratio of expenses to average net assets would have been 1.36%, 1.62%, 1.29% and 0.97%, respectively, and the ratio of net investment income to average net assets would have been 5.01%, 3.76%, 4.46% and 4.05%, respectively. For the six months ended June 30, 2002 and the year ended December 31, 2001, there was no voluntary expense reimbursement.

                     See notes to the financial statements.

     SECURITY CAPITAL U.S. REAL ESTATE SHARES
     NOTES TO THE FINANCIAL STATEMENTS-JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

     1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

         Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital European Real Estate Shares. The Fund commenced operations on December 20, 1996.

         The following is a summary of significant accounting policies followed by the Fund.

         a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

         Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.


         b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.


         c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

--------------------------------------------------------------------------------


         Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

         Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

         Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains or losses are recorded by the Fund as a realized gain or loss on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

         d) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meets the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

         e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

         f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.
         Sector classifications in the Schedule of Investments are as defined by Wilshire Associates.

     2.  CAPITAL SHARE TRANSACTIONS

         Transactions in shares of the Fund were as follows:

         Six Months Ended June 30, 2002:
         -------------------------------------------------------------------------------------------------------
                                                                                  Amount              Shares
                                                                               ---------------------------------

           Shares sold                                                         $ 100,676,622          7,877,388
           Shares issued to holders in reinvestment of dividends                   3,618,396            279,515
           Shares redeemed                                                       (49,664,195)        (3,860,943)
                                                                               --------------------------------
           Net increase                                                        $  54,630,823          4,295,960
                                                                               --------------------------------

         Year Ended December 31, 2001:
         -------------------------------------------------------------------------------------------------------
                                                                                  Amount               Shares
                                                                               ---------------------------------

           Shares sold                                                         $ 86,637,209           7,164,854
           Shares issued to holders in reinvestment of dividends                  7,330,354             606,504
           Shares redeemed                                                      (50,990,768)         (4,269,247)
                                                                               --------------------------------
           Net increase                                                        $ 42,976,795           3,502,111
                                                                               --------------------------------

     3.  INVESTMENT TRANSACTIONS

         The aggregate purchases and sales of long-term investments by the Fund for the six months ended June 30, 2002, were $152,111,454 and $91,057,436, respectively.

--------------------------------------------------------------------------------
         As of June 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

           Appreciation                         $ 24,203,504
           (Depreciation)                         (1,229,799)
                                                ------------
           Net appreciation on investments      $ 22,973,705
                                                ============

         As of June 30, 2002, the cost of investments for federal income tax purposes was $206,319,925.

     4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

         SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"). SC-R&M was formerly an indirect, wholly owned subsidiary of Security Capital Group ("Security Capital"). On December 14, 2001, Security Capital and GE Capital, through its commercial real estate business, announced that they had entered into a definitive agreement for GE Capital to acquire Security Capital. The transaction was approved by the Board of Directors of both companies. Security Capital shareholders voted to approve the acquisition on May 14, 2002. As a result, SC-R&M is now a wholly owned subsidiary of GE Capital. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

         SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

         State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

         Boston Financial Data Services, Inc. ("BFDS"), a privately-held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

--------------------------------------------------------------------------------

     5.  DISTRIBUTION AND SERVICING PLANS

         The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Distribution Plan, the Fund pays to Macquarie Capital Partners LLC (the "Distributor"), in its capacity as principal distributor of the Fund's shares, a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

         The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to the Fund's shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. For the six months ended June 30, 2002, the Fund has made payments totaling $229,537 as required by the adopted Distribution Plans.

     6.  PRINCIPAL SHAREHOLDERS

         As of June 30, 2002, SC Realty Incorporated, a wholly owned subsidiary of Security Capital, owned 7.67% of the Fund's total outstanding shares.

                      [This Page Intentionally Left Blank]

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                       Term of Office                       Principal
   Name, Address               Position(s) Held        and Length of                      Occupation(s)
     and Age                    with the Fund           Time Served                    During Past 5 Years
------------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr./1/        Chairman of             Term:                    Managing Director and President
11 S. LaSalle Street           the Board of            Indefinite/2/            of SC-R&M since January 1995.
Second Floor                   Directors,
Chicago, Illinois              Managing                Time Served:             Member of the Investment
60603                          Director and            5 years                  Committee of Security Capital
Age: 50                        President                                        from March 1994 to June 1996.

                                                                                Managing Director of LaSalle
                                                                                Partners Limited from March
                                                                                1980 to March 1994.

Robert H. Abrams               Director                Term:                    Senior Lecturer Dept. of City and
11 S. LaSalle Street                                   Indefinite/2/            Regional Planning, College of
Second Floor                                                                    Architecture, Art & Planning at
Chicago, Illinois                                      Time Served:             Cornell University since 1992.
60603                                                  5 years
Age: 70                                                                         Founding Director of the Program
                                                                                in Real Estate at Cornell
                                                                                University in 1995.

Stephen F. Kasbeer             Director                Term:                    Retired Senior Vice President for
11 S. LaSalle Street                                   Indefinite/2/            Administration and Treasurer of
Second Floor                                                                    Loyola University, Chicago from
Chicago, Illinois                                      Time Served:             1981 to July 1994.
60603                                                  5 years
Age: 77

George F. Keane                Director                Term:                    Chairman of the Board of Trigen
11 S. LaSalle Street                                   Indefinite/2/            Energy Corporation from 1994 to
Second Floor                                                                    March 2000.
Chicago, Illinois                                      Time Served:
60603                                                  5 years                  Founding Chief Executive of the
Age: 72                                                                         Endowment Realty Investors in
                                                                                1998 and The Common Fund in
                                                                                1971.

Kenneth D. Statz               Managing                Time Served:             Managing Director of SC-R&M
11 S. LaSalle Street           Director                5 years                  since November 1997, Senior
Second Floor                                                                    Vice President July 1996 to
Chicago, Illinois                                                               November 1997 and Vice
60603                                                                           President from March 1995 to
Age: 43                                                                         July 1996.

                                                                                Vice President and Senior Analyst
                                                                                in the Investment Research
                                                                                department of Goldman Sachs &
                                                                                Co., from February 1992 to
                                                                                January 1995.

                                    Number of
                                  Portfolios in                  Other
                                   Fund Complex              Directorships
   Name, Address                  Overseen by                  Held by
     and Age                        Director                   Director
-------------------------------------------------------------------------------
Anthony R. Manno Jr./1/               Two                  Director of Security
11 S. LaSalle Street                                       Capital Preferred
Second Floor                                               Growth Incorporated
Chicago, Illinois                                          and Bulgarian
60603                                                      American Enterprise
Age: 50                                                    Fund.

Robert H. Abrams                      Two                  Director of Cayuga
11 S. LaSalle Street                                       Medical Center.
Second Floor
Chicago, Illinois
60603
Age: 70

Stephen F. Kasbeer                    Two                  Director of
11 S. LaSalle Street                                       Commonfund
Second Floor                                               Endowment Realty
Chicago, Illinois                                          Investors, Inc.
60603
Age: 77

George F. Keane                       Two                  Director of the
11 S. LaSalle Street                                       Bramwell Funds,
Second Floor                                               Longview Oil and
Chicago, Illinois                                          Gas Group, Nicholas
60603                                                      Applegate Mutual
Age: 72                                                    Funds, Universal
                                                           Bond Fund and
                                                           Universal Stainless
                                                           Alloy Products.

Kenneth D. Statz                      Not                      Not
11 S. LaSalle Street               Applicable               Applicable
Second Floor
Chicago, Illinois
60603
Age: 43

/1/  "Interested person" as defined in the 1940 Act.

/2/  Directors serve an indefinite term until his successor is elected.

-------------------------------------------------------------------------------

                                                                                                       Number of
                                                                                                     Portfolios in        Other
                                            Term of Office                 Principal                 Fund Complex     Directorships
   Name, Address        Position(s) Held    and Length of                Occupation(s)                Overseen by        Held by
     and Age             with the Fund       Time Served              During Past 5 Years              Director         Director
-----------------------------------------------------------------------------------------------------------------------------------
Kevin W. Bedell         Senior Vice          Time Served:     Senior Vice President of SC-R&M            Not              Not
                        President            5 years          since November 1997 and Vice            Applicable       Applicable
11 S. LaSalle Street                                          President from July 1996 to
Second Floor                                                  November 1997.
Chicago, Illinois
60603                                                         Equity Vice President and Portfolio
                                                              Manager of LaSalle Partners Limited
Age: 46                                                       from January 1987 to January 1996.

Alexander K. Daggett    Vice President -     Time Served:     Vice President of SC-R&M since             Not              Not
                        Client Services      4 years          March 1998.                             Applicable       Applicable
11 S. LaSalle Street
Second Floor                                                  National Sales Manager for Marshall
Chicago, Illinois                                             Funds from January 1997 to December
60603                                                         1997.

Age: 52

Jeffrey C. Nellessen    Vice President,      Time Served:     Vice President and Controller of           Not              Not
                        Treasurer and        5 years          SC-R&M since March 1997.                Applicable       Applicable
11 S. LaSalle Street    Assistant
Second Floor            Secretary                             Controller, Manager of Client
Chicago, Illinois                                             Administration and Compliance
60603                                                         Officer at Strong Capital
                                                              Management from June 1988 to March
Age: 40                                                       1997.

David T. Novick         Vice President       Time Served:     Senior Vice President of Security          Not              Not
                        and Secretary        4 years          Capital since March 2001 and Vice       Applicable       Applicable
11 S. LaSalle Street                                          President from June 1998 to March
Second Floor                                                  2001.
Chicago, Illinois
60603                                                         Partner with the law firm of Katten
                                                              Muchin and Zavis from September
Age: 37                                                       1989 to June 1998.

Michael J. Heller       Assistant            Time Served:     Assistant Controller of SC-R&M             Not              Not
                        Treasurer            4 years          since October 1997.                     Applicable       Applicable
11 S. LaSalle Street
Second Floor                                                  Member of the audit team at
Chicago, Illinois                                             McGladrey & Pullen, LLP from August
60603                                                         1992 to October 1997.

Age: 32

--------------------------------------------------------------------------------

                           [INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Anne Darnley
Vice President

Bernard Krieg
Vice President

Jonathan Y. Lulu
Associate

Andrea C. Smith
Associate

David T. Cheng
Analyst

James D. Hardman
Analyst

Christopher J. Williams
Analyst

Matthew D. Hansen
Securities Trader


INVESTMENT ADVISER

Security Capital Research &
Management Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois 60603
1-888-SECURITY


TRANSFER AGENT

Boston Financial Data Services, Inc.
P.O. Box 8121
Boston, Massachusetts 02266-8121
1-800-409-4189

                               [LOGO APPEARS HERE]

                                SECURITY CAPITAL

                11 South LaSalle Street, Chicago, Illinois 60603
                                 1-888-SECURITY

                             www.securitycapital.com

403SEMI02